SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                                      [ x ]
Filed by a Party other than the Registrant                   [   ]
Check the appropriate box:
[  ]    Preliminary Proxy Statement--Revised
[x ]    Definitive Proxy Statement
[  ]    Definitive Additional Materials
[  ]    Soliciting  Material  Pursuant  to  Section   240.14a-11(c)  or  Section
        240.14a-12

                            PEASE OIL AND GAS COMPANY
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x ]  No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

          (1)  Title of each class of securities to which transaction applies:
               -----------------------------------------------------------------

          (2)  Aggregate number of securities to which transaction applies:
               -----------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
               -----------------------------------------------------------------

          (4)  Proposed maximum aggregate value of transaction:
               -----------------------------------------------------------------

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
               -----------------------------------------------------------------

          (2)  Form, Schedule or Registration Statement No.:
               -----------------------------------------------------------------

          (3)  Filing Party:
               -----------------------------------------------------------------

          (4)  Date Filed:
               -----------------------------------------------------------------

                            PEASE OIL AND GAS COMPANY
                          751 Horizon Court, Suite 203
                         Grand Junction, Colorado 81506
                     Phone (970) 245-5917 Fax (970) 243-8840

                    Notice of Annual Meeting of Stockholders
                      To Be Held on Saturday, June 13, 1998

     Notice is hereby given that the Annual Meeting of Stock of Stockholders of Pease Oil and Gas Company, a Nevada corporation ("Company"), will be held at the Grand Junction Hilton in the Grand Ballroom, 743 Horizon Drive, Grand Junction, Colorado on Saturday, June 13, 1998, at 10:00 a.m., Mountain Daylight Time, to consider and act upon the following matters:

     1. The election of four directors to hold office for three years and until the Annual Meeting of Stockholders in 2001, and until their successors are duly elected and qualified;

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 22, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. The Company's stock transfer books will not be closed.

     Your are cordially invited to attend the meeting. Your vote is important. Therefore, whether or not you plan to attend the meeting, please complete and sign the enclosed Proxy Card and return the Proxy promptly in the enclosed, postage prepaid, addressed envelope. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        PATRICK J. DUNCAN
                                        Corporate Secretary
                                        April 28, 1998

                                 PROXY STATEMENT

     The Proxy Statement is furnished to Stockholders of Pease Oil and Gas Company ("Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be used in voting at the Annual Meeting of Stockholders to be held June 13, 1998 beginning at 10:00 a.m. at the Grand Junction Hilton in the Grand Ballroom, 743 Horizon Drive, Grand Junction, Colorado, or at any adjournment of said meeting. The Company's Annual Report to Stockholders is enclosed with this Proxy Statement. It is planned that this Proxy Statement and accompanying Proxy will be mailed to Stockholders on or about April 28, 1998. Only holders of common stock ("Common Stock") of record at the close of business on April 22, 1998 will be entitled to vote at the Meeting of Stockholders. On that date, the Company had issued and outstanding 15,791,025 shares of Common Stock, which is the only class of voting securities of the Company, and 113,333 shares of Series B 10% PIK Non-Voting Preferred Stock (the "Preferred Stock"). All outstanding shares of Common Stock are entitled to vote and each stockholder of record shall have one vote for each share of Common Stock standing in his name on the stock transfer books of the Company. Each stockholder shall have the right to vote all of such stockholder's votes for as many nominees as there are directors to be elected. Cumulative voting is not allowed under the Company's Articles of Incorporation.

     The shares represented by each valid Proxy will, if received by the Company in time for the meeting, be voted as authorized by each Proxy. IF NO INSTRUCTIONS ARE GIVEN, THE STOCKHOLDERS' SHARES WILL BE VOTED IN FAVOR OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AND UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURN MENT THEREOF. Each proxy is revocable at any time before it is voted.

                                VOTING PROCEDURES

     The directors will be elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present. A quorum is present if the holders of at least a majority of the outstanding shares of Common Stock, as of the record date, are present in person or represented by proxy at the Annual Meeting. Votes will be counted and certified by one or more Inspector(s) of Election to be chosen by stockholders at the Annual Meeting. The proxies granted by stockholders will be voted individually for the election of the nominees listed below, unless authority to vote is withheld as indicated in the proxy. Where brokers or other nominees hold shares for beneficial owners and have not received any instruction from their clients on how to vote on a particular proposal, the brokers or nominees are permitted to vote on routine proposals but not on non-routine matters. The absence of votes on non-routine matters are "broker non-votes." Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of directors. There are no dissenters' rights applicable to the election of directors.

                              ELECTION OF DIRECTORS

     The number of directors on the Company's Board of Directors has been established by the Bylaws of the Company and by resolution of the Board of Directors as ten directors, in approximately equal numbers in each of Classes A, B and C, elected by the holders of Common Stock. A vacancy on the Company's Board of Directors presently exists and is not expected to be filled at the Annual Meeting. With respect to the three classes of directors, the terms of the three Class A directors expire in 2000, the terms of the three Class B directors expire at this Annual Meeting and the terms of the three Class C directors expire in 1999. Each director is elected for a term of three years. Unless otherwise directed, the persons named as proxies on the enclosed form of Proxy will vote the shares of Common Stock represented by the Proxy FOR the election of the four persons named below nominated by the Board of Directors. If, at the time of the meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. The directors elected will be designated as Class B directors and will hold office until the Annual Meeting of Stockholders to be held in 2001. The nominees for directors, each of whom has consented to serve if elected, are as follows:


                            Director
Name                         Since         Age    Principal Occupation for Last Five Years
----                        --------       ---    ----------------------------------------

James C. Ruane                1980          64    Mr. Ruane has owned and operated  Goodall's Charter Bus
  (Class B Director)                              Service,  Inc., a bus chartering business  representing
                                                  Grey Line in the San Diego area,  since 1958. Mr. Ruane
                                                  has been an oil and gas  investor  for  over 20  years.

Homer C. Osborne              1994          68    Mr.  Osborne  was an officer  and  director  of Garrett
   (Class B Director)                             Computing  System,  Inc., a petroleum  engineering  and
                                                  computing  firm, from 1967 until 1976, at which time he
                                                  organized   Osborne  Oil  Company  as  a   wholly-owned
                                                  subsidiary  of  Garrett  Computing  Systems,  Inc.  Mr.
                                                  Osborne has operated  Osborne Oil Company as a separate
                                                  entity since 1976.

Stephen L. Fischer            1997          39    Mr.  Fischer has been Vice  President  of Beta  Capital
   (Class B Director)                             Group,  Inc.,  a financial  consulting  firm located in
                                                  Newport  Beach,  California,  since March 1996 and from
                                                  April 1996 through  March 1998 he was also a registered
                                                  representative of Signal Securities, Inc., a registered
                                                  broker-dealer.  Between  1991 and prior to joining Beta
                                                  in 1996, Mr. Fischer was a Registered Representative of
                                                  Peacock,  Hislop,  Staley &  Given,  an  Arizona  based
                                                  investment  banking firm.  Since 1983,  Mr. Fischer has
                                                  held  various  positions  in  the  financial   services
                                                  industry   in   investment    banking,    retail,   and
                                                  institutional sales, with a special emphasis on the oil
                                                  and gas  exploration  sector.  Mr.  Fischer  has been a
                                                  private investor in the oil and gas industry for over a
                                                  decade.

                              2



                            Director
Name                         Since         Age    Principal Occupation for Last Five Years
----                        --------       ---    ----------------------------------------

Steve A. Antry                1996          42    Mr.  Antry is founder  and  president  of Beta  Capital
  (Class B Director)                              Group,  Inc.,  a financial  consulting  firm located in
                                                  Newport Beach, California. Beta specializes in advising
                                                  emerging oil and gas  exploration  companies  that have
                                                  Beta serves as a consultant  to the  Company.  Prior to
                                                  forming  Beta  in  1992,  Mr.  Antry  was an  executive
                                                  officer of Benton Oil & Gas  Company  from 1989 to 1992
                                                  and a  Marketing  Director  for Swift  Energy's  income
                                                  funds from 1987 to 1989.  Mr. Antry is also the founder
                                                  and president of Beta Oil and Gas Company,  a privately
                                                  held oil and gas company  formed in 1997.  Mr. Antry is
                                                  also   a   registered    representative   with   Signal
                                                  Securities,  Inc., a registered broker/dealer,  and has
                                                  B.B.A.   and  M.B.A.   degrees  from  Texas   Christian
                                                  University.


     THE BOARD OF  DIRECTORS  RECOMMENDS A VOTE IN FAVOR OF ELECTION OF THE FOUR
(4) NOMINEES LISTED ABOVE. PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY TO VOTE. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

     Information concerning the other directors of the Company whose terms extend beyond this Meeting is as follows.


                            Director
Name of Nominee              Since         Age    Principal Occupation for Last Five Years
---------------             --------       ---    ----------------------------------------

R. Thomas Fetters, Jr.        1997          58    Mr.  Fetters is  currently an  independent  oil and gas
(Class A Director)                                consultant   for  several  public  and  privately  held
                                                  companies  including XCL Ltd., Beta Oil and Gas Company
                                                  and Pease Oil and Gas  Company.  Mr.  Fetters is also a
                                                  director  of XCL Ltd.,  a publicly  held  company and a
                                                  director  of  Beta  Oil and Gas  Company,  currently  a
                                                  privately  held  entity  founded by Steve Antry in 1997
                                                  which is expected to go public in 1998.  He has over 25
                                                  years  of   exploration,   production   and  management
                                                  experience,  both  domestic and  foreign.  From 1995 to
                                                  1997  Mr.   Fetters  was  Senior  Vice   President   of
                                                  Exploration  of National  Energy Group,  Inc.,  Dallas,
                                                  Texas, and from February 1990, until September 1995, he
                                                  was Vice  President  of  Exploration  of XCL Ltd.,  and
                                                  President of XCL-China,  Ltd. During 1989, he served as
                                                  Chairman  and Chief  Executive  Officer of  Independent
                                                  Energy  Corporation.  From  1984 to 1989,  he served as
                                                  President and Chief Executive  Officer of CNG Producing
                                                  Company  in New  Orleans,  Louisiana,  and from 1983 to
                                                  1984 as General  Manager of the Planning and Technology
                                                  Division  of  Consolidated  Natural  Gas Service Co. in
                                                  Pittsburgh,  Pennsylvania. From 1966 to 1983, he served
                                                  in various  positions,  from  Geologist to  Exploration
                                                  Manager, with several divisions of Exxon,  primarily in
                                                  the Gulf Coast region of the U.S. and  internationally,
                                                  in Malaysia and  Australia.  Mr. Fetters holds B.S. and
                                                  M.S.   degrees  in  geology  from  the   University  of
                                                  Tennessee.



                                        3


                            Director
Name of Nominee              Since         Age    Principal Occupation for Last Five Years
---------------             --------       ---    ----------------------------------------


Patrick J. Duncan             1995          34    Mr. Duncan has been the Chief Financial  Officer of the
 (Class A Director)                               Company since September,  1994, the Company's Corporate
                                                  Secretary since April 1995 and the Company's  Treasurer
                                                  since March 1996. Mr. Duncan is responsible for all the
                                                  financial,  accounting and administrative reporting and
                                                  compliance  required by his individual job titles.  Mr.
                                                  Duncan was an Audit Manager with HEIN + ASSOCIATES LLP,
                                                  Certified Public  Accountants,  from 1991 until joining
                                                  the Company as the Company's  Controller in April 1994.
                                                  From  1988  until  1991,   Mr.   Duncan  was  an  Audit
                                                  Supervisor  with  Coopers & Lybrand,  Certified  Public
                                                  Accountants. Mr. Duncan received a B.S. degree from the
                                                  University of Wyoming in 1985.

Willard H. Pease, Jr.         1985          38    Mr.  Pease  has  been  President  and  Chief  Executive
  (Class C Director)                              Officer  of the  Company  since  1990.  Mr.  Pease  was
                                                  Executive Vice President and Chief Operating Officer of
                                                  the Company from 1983 to 1990. Mr. Pease is responsible
                                                  for  the  Company's  corporate  finance,  managing  the
                                                  day-to-day operations of the Company and is principally
                                                  responsible  for the Company's oil and gas  exploration
                                                  and production activities.  Mr. Pease has worked in the
                                                  oil and gas  business  for  over 17  years.  Mr.  Pease
                                                  received a B.A.  degree in management  with  additional
                                                  educational focuses in geology in 1983.

William F. Warnick            1988          50    Mr. Warnick has been a practicing  attorney in Lubbock,
  (Class C Director)                              Texas  since  1971.  Mr.  Warnick  serves  as the Texas
                                                  Attorney General's  appointee to the Texas School Board
                                                  Land Commission and is a member of the American, Texas,
                                                  and  Lubbock  Bar  Associations.  He is an oil  and gas
                                                  investor and has served in various management positions
                                                  of  private  independent  oil  and gas  companies.  Mr.
                                                  Warnick  received a B.A.  degree in finance  and a J.D.
                                                  degree in 1971.

Clemons F. Walker             1996          58    Mr. Walker has been an independent financial consultant
  (Class C Director)                              since August of 1996.  Prior to that he was employed as
                                                  an investment banker and stockbroker.  Between 1978 and
                                                  August 1995 Mr.  Walker  worked for Wilson Davis in Las
                                                  Vegas, Nevada when Presidential Brokerage purchased the
                                                  Wilson  Davis  office in Las Vegas and he  continued to
                                                  work for the  surviving  entity  until  August of 1996.
                                                  Since  1978 Mr.  Walker  has  focused  his  efforts  in
                                                  investment  banking by supporting  small-cap  companies
                                                  through  assistance  in  private   placements,   public
                                                  offerings and other capital raising efforts. During his
                                                  career, Mr. Walker has organized, advised, facilitated,
                                                  sold and  participated  in  numerous  debt  and  equity
                                                  transactions  (both public and private) in a variety of
                                                  industries,  including  the oil and gas  industry.  Mr.
                                                  Walker  has a  bachelor  of  arts  degree  in  Business
                                                  Administration  from Brigham  Young  University  with a
                                                  concentration  in  Finance.  Mr.  Walker  is  currently
                                                  president  and a director of  Montgomery  Realty Group,
                                                  Inc., a publicly held company.

     The Company's Board of Directors held 17 meetings during 1997. Seven meetings were held by unanimous written consent signed by all directors without an actual meeting and ten were actual meetings at which all directors except Richard A. Houlihan (a director who resigned in November 1997) attended 75% or more.

     The Company has an audit committee which met once in 1997. This committee currently consists of Steve A. Antry, James C. Ruane and William F. Warnick (Mr. Warnick replaced Richard A. Houlihan in November 1997 upon his resignation from the Board). The functions of the audit committee are to review financial statements, meet with the Company's independent auditors and address accounting matters or questions raised by the auditors.

     The Company has a compensation  committee which currently consists of James
C. Ruane, Homer C. Osborne, Clemons F. Walker and William F. Warnick, which met once in 1997. The functions of the compensation committee are to review compensation of officers and employees and administer and award options under all stock option plans of the Company.

                            COMPENSATION OF DIRECTORS

     Directors who are employees do not receive additional compensation for service as directors. Other directors each receive a $1,000 annual retainer fee, $750 per meeting attended and $100 per meeting conducted via telephone conference. Directors may elect to receive the compensation either in cash or Common Stock. All outside directors elected to receive Common Stock in lieu of cash fees for 1996 and 1997.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of the Forms 3 and 4 and any amendments thereto furnished to the Company during the Company's fiscal year ended December 31, 1997, and Forms 5 and amendments thereto furnished to the Company with respect to such fiscal year, or written representations that no Forms 5 were required to be filed by such persons, only the following person who was a director and beneficial owner of more than 10% of the Company's outstanding Common Stock during the fiscal year filed late reports on Form 4:

     Mr. LeRoy W. Smith (a former director) filed one late report on Form 4 reporting one transaction.

                               EXECUTIVE OFFICERS

     Messrs. Pease and Duncan are the executive officers of the Company. The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of stockholders. Each executive officer of the Company holds office until his successor is duly elected and qualified, his death or resignation or his removal in the manner provided by the Company's Bylaws. There are no family relationships between any of the directors or executive officers. There was no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

                             EXECUTIVE COMPENSATION

     The Table shows certain compensation information for services rendered in all capacities during each of the last three fiscal years by the Chief Executive Officer and each executive officer who received salary and bonus in excess of $100,000 in 1997 (the "Named Executive Officers"). The following information for the Named Executive Officers includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.


                           SUMMARY COMPENSATION TABLE

                                                                                                     Long-Term
                                                        Annual Compensation                     Compensation Awards
                                            ----------------------------------------      -----------------------------
                                                                                          Restricted      Securities
Name and Principal                                                      Other Annual         Stock        Underlying
Position                          Year      Salary(1)       Bonus       Compensation         Awards     Options/SARs(#)
------------------------------    ----      ---------       ------      ------------      -----------   --------------
Willard H. Pease, Jr...........   1997       $93,270       $5,000           None              None         250,000
     President and Chief          1996       $78,530       $5,000(3)    $101,250(2)           None         110,400
     Executive Officer            1995       $75,240         None           None              None         139,600

J.N. Burkhalter................   1997       $84,790         None       $138,050(4)           None          35,000
     Former V.P. Engineering      1996       $68,690       $5,000(3)        None              None          27,000
     and Production               1995       $69,680         None           None              None          88,000

(1) Includes $240 contributed by the Company each year to a qualified 401(k) retirement plan.
(2) At December 31, 1995 the Company owed $60,000 to Mr. Pease. This loan was unsecured, bore interest at 8% per annum and was originally due on January 31, 1996. On March 9, 1996 the Board of Directors agreed to change the terms of the note to allow the note to be convertible into the Company's common stock at $1.00 per share, the then current market rate, in exchange for a one-year extension on the note. On December 16, 1996 Mr. Pease elected to convert the note in its entirety, the note was canceled and Mr. Pease was issued 60,000 shares of the Company's restricted common stock. The $101,250 shown as other annual compensation represents the difference between the closing sales price as reported by NASDAQ on December 16, 1996 and the conversion price of $1.00 per share. No additional amounts have been shown as Other Annual Compensation because the aggregate incremental cost to the Company of personal benefits provided to Mr. Pease did not exceed the lesser of $50,000 or 10% of his annual salary in any given year.
(3) On March 9, 1996 the Board of Directors issued to each of Mr. Pease and Mr. Burkhalter 5,000 shares of the Company's Common Stock for prior services. The shares were valued at $5,000, or $1.00 per share, which represented the market price of the Company's common stock on the date of grant. The shares are fully vested.
(4) Effective January 1, 1998, Mr. Burkhalter resigned his position as the Company's V.P. of Engineering and Production in light of the Company's anticipated sale of the Company's Rocky Mountain oil and gas assets. He had resigned as a director on November 7, 1997. In connection with his resignation, Mr. Burkhalter received total severance of $138,050 consisting of office equipment and one vehicle valued at $5,850, and a future cash obligation of $132,200. The cash obligation will be paid in monthly installments through August 2000. This severance was granted by the Company, in part, pursuant to the terms of an employment agreement dated December 27, 1994.

Option Grants in the Last Fiscal Year

     Set forth below is information relating to grants of stock options to the Named Executive Officers pursuant to the Company's Stock Option Plans during the fiscal year ended December 31, 1997.

                INDIVIDUAL OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                            Number of         % of Total
                                                            Securities        Options/SARs
                                                            Underlying        Granted to      Exercise or
                                                            Options/SARs      Employees in    Base Price       Expiration
     Name                                                   Granted (#)       Fiscal Year      ($/Sh)(3)          Date
     ----                                                   ------------      ------------    -----------      ----------
Willard H. Pease, Jr.
      President and Chief .............................     200,000(1)           31.25%         $ 2.69         11/07/07
      Executive Officer ...............................      45,000(2)            7.03%         $ 2.97         01/26/02
                                                            --------              -----
            Total .....................................     245,000              38.28%

J.N. Burkhalter .......................................      35,000               5.5%          $ 2.97         01/26/02
       Former V.P. Engineering
       and Production

(1) These Options vest and become exercisable over a three year period. Accordingly, one-third (or 66,667 options) vest and become exercisable on November 7, 1998, 1999 and 2000.

(2)  These options vested and became exercisable on July 26, 1997.

(3) The exercise price listed above was 100% of the market price of the Common Stock on the date the options were granted or approved by the Company's Board of Directors.

Aggregated Option Exercises in the Last Fiscal Year and the Fiscal Year-End Option Values

     Set forth below is information with respect to the unexercised options to purchase the Company's Common Stock held by Named Executive Officers at December 31, 1997. No options were exercised during fiscal 1997.

                       Aggregated Option/SAR Exercises in
                 Last Fiscal Year and FY-End Option/SAR Values

                                                                                              Number of
                                                                                              Securities            Value of
                                                                                              Underlying            Unexercised
                                                                                              Unexercised           In-the-Money
                                                                                              Options/SARs          Options/SARs
                                                                                              at FY-End(#)          at FY-End($)
                                                     Shares Acquired     Value Realized       Exercisable/          Exercisable/
Name                                                  on Exercise(#)           ($)            Unexercisable         Unexercisable
----                                                 ---------------     --------------       -------------         -------------

Willard H. Pease, Jr .............................         None                None           300,000/200,000       $140,300/-0-(1)
      President and Chief
      Executive Officer

J.N. Burkhalter ..................................         None                None           150,000/-0-           $106,400/-0-(1)
      Former V.P.Engineering
      and Production

(1) The value of the unexercised In-the-Money Options was determined by multiplying the number of unexercised options (that were in other money on December 31, 1997) by the closing sales of the Company's common stock on December 31, 1997 (as reported by NASDAQ) and from that total, subtracting the total exercise price.

Employment Contract

     The Company has entered into an employment agreement with a director, Willard Pease, Jr., who is also the Company's President and Chief Executive Officer. The employment agreement was entered into in 1994 and may be terminated by the Company without cause on 30 days notice provided the Company continues to pay the salary of Mr. Pease for 36 months. The salary must be paid in a lump sum if the termination occurs after a change in control of the Company as defined in the employment agreement. Mr. Pease may terminate the employment agreement on 90 days written notice. The base salary of Mr. Pease under the employment agreement was increased from $95,000 to a base salary of $125,000 per year effective January 1, 1998.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, its only class of outstanding voting securities as of the record date, by (i) each of the Company's directors and officers, and (ii) each person or entity who is known to the Company to own beneficially more than five percent of the outstanding Common Stock with the address of each such person or entity:

                 Voting Securities and Principal Holders Thereof


Name of Director or                                     Amount and Nature of
Beneficial Owner                                        Beneficial Ownership(1)                 Percent of Class
----------------------------                            ----------------------                  ----------------
Steven A. Antry .....................................     526,953 Shares (2)                          3.25%

Patrick J. Duncan ...................................     365,625 Shares (3)                          2.27%

R. Thomas Fetters, Jr. ..............................     125,000 Shares (4)                          0.80%

Stephen L. Fischer ..................................     219,650 Shares (5)                          1.38%

Homer C. Osborne ....................................      52,557 Shares (6)                          0.30%

Willard H. Pease, Jr. ...............................     986,139 Shares (7)                          6.12%

James C. Ruane ......................................     276,838 Shares (8)                          1.75%

Clemons F. Walker ...................................     259,336 Shares (9)                          1.63%

William F. Warnick ..................................      89,193 Shares (10)                         0.60%

All Officers & Directors as a group (9 Persons) .....   2,901,291 Shares (11)                        16.30%

Kayne Anderson Non-Traditional Investments
   1800 Avenue of the Stars, Second Floor
   Los Angeles, CA 90067 ............................   1,230,769 Shares (12)(13)                     7.20%



                                        8


Name of Director or                                     Amount and Nature of
Beneficial Owner                                        Beneficial Ownership(1)                 Percent of Class
----------------------------                            ----------------------                  ----------------
Arbco Associates, L.P.
   1800 Avenue of the Stars, Second Floor
   Los Angeles, CA 90067 ............................  1,094,017 Shares (12)(13)(14)                  6.50%

Offense Group Associates
   1800 Avenue of the Stars, Second Floor
   Los Angeles, CA 90067 ............................  1,537,521 Shares (12)(13)(14)                  8.90%

Opportunity Associates, L.P.
   1800 Avenue of the Stars, Second Floor
   Los Angeles, CA 90067 ............................    410,256 Shares (12)(13)                      2.50%

Marine Crew & Co.
   c/o BellSouth Master Pension
   Trust, Chase/Chemical Bank
   A/C State Street Bank & Trust Co.
   4 New York Plaza
   Ground Floor/Receive Window
   New York, NY 10004 ...............................  1,537,521 Shares (12)(15)(16)                  8.90%

Sandpiper & Co.
   c/o Metropolitan Life Separate
   Account EN Chase/Chemical Bank
   A/C State Street Bank & Trust Co.
   4 New York Plaza
   Ground Floor/Receive Window
   New York, NY 10004 ...............................  1,836,178 Shares (12)(15)(17)                 10.40%

(2) Beneficial owners listed have sole voting and investment power with respect to the shares unless otherwise indicated.

(3) Includes 2,998 shares that are owned directly by Mr. Antry, 7,500 shares underlying presently exercisable options, 61,455 shares underlying presently exercisable warrants, and 455,000 shares underlying presently exercisable warrants that are held by Mr. Antry's wife.

(4) Includes 15,625 shares owned directly by Mr. Duncan, 150,000 shares underlying presently exercisable options, and 66,667 shares underlying options that become exercisable on November 7, 1998, 66,667 shares underlying options that become exercisable on November 7, 1999, and 66,666 shares underlying options that become exercisable on November 7, 2000.

(5) Includes 25,000 shares owned directly by Mr. Fetters, 50,000 shares underlying presently exercisable options and 50,000 shares underlying warrants that become exercisable on certain future events.

(6) Includes 8,950 shares owned directly by Mr. Fischer, 4,000 shares owned by his wife, and 206,700 shares underlying presently exercisable warrants.

(7) Includes 9,757 shares owned directly by Mr. Osborne and 42,800 shares underlying presently exercisable options.

(8) Includes 121,173 shares that are owned directly by Mr. Pease, 364,966 shares are owned by entities affiliated with Mr. Pease over which shares Mr. Pease has sole voting and investment power, 198,500 shares underlying presently exercisable options and 101,500 shares underlying presently exercisable warrants. Does not include 66,667 shares underlying options that become exercisable on November 7, 1998, 66,667 shares underlying options that become exercisable on November 7, 1999, and 66,666 shares underlying options that become exercisable on November 7, 2000.

(9) Includes 187,528 shares owned directly by Mr. Ruane, 4,560 shares held by Mr. Ruane as trustee for two trusts, over which shares Mr. Ruane may be deemed to have shared voting and investment power, 12,250 shares underlying presently exercisable warrants, 72,500 shares underlying presently exercisable options.

(10) Includes 109,125 shares owned directly by Mr. Walker, 142,711 shares underlying presently exercisable warrants, and 7,500 shares underlying presently exercisable options.

(11) Includes 31,693 shares owned directly by Mr. Warnick, 57,500 shares underlying presently exercisable options.

(12) Includes 885,375 shares owned, directly or indirectly, 586,300 shares underlying presently exercisable options, 133,334 shares underlying options exercisable on November 7, 1998. Does not include 133,334 shares underlying options exercisable on November 7, 1999, 133,332 shares underlying options exercisable on November 7, 2000, 979,616 shares underlying presently exercisable warrants and 50,000 shares underlying warrants that become exercisable on certain future events.

(13) Includes the number of shares of Common Stock issuable upon conversion of outstanding Series B preferred stock at an assumed Conversion Price of $0.73125. The Series B Preferred is convertible at any time at the election of the holder. The Conversion Price of the Series B preferred stock is based on a discount the market price for the Common Stock at the time of conversion, as defined in the amended Certificate of Designation. Accordingly, the number of shares issued upon conversion could be larger or smaller, depending on the applicable Conversion Price at the time of conversion. Also, this table does not include shares of Common Stock which would be issuable upon conversion of additional shares of Series B Preferred which might be issued to holders from time to time as payment in kind for dividends on outstanding Series B Preferred.

(14) KAIM Non-Traditional, L.P., a registered investment advisor ("KAIM"), is the general partner of each of these entities. Kayne Anderson Investment Management, Inc., a Nevada corporation of which Richard Kayne is President and 75% beneficial owner, is general partner of KAIM. KAIM also serves as manager and a partner of Kayne Anderson Off-Shore Ltd. which holds 30,000 shares of Company Common Stock. Mr. Kayne is also a co-general partner of Arbco Associates, L.P.

(15) Includes 170,000 outstanding shares of Common Stock.

(16) State  Street  Research  &  Management,  a  registered  investment  advisor
     ("SSRM"), is the manager of the Metropolitan Life Insurance Company Separate Account EN and the BellSouth Master Pension Trust. SSRM also serves as manager of (a) State Street Research Global Resources Fund, which holds 287,500 shares of Company Common Stock; (b) State Street Research Aurora Fund, which holds 100,000 shares of Company Common Stock; and (c) Duke Endowment Energy Account, which holds 30,000 shares of Company Common Stock. SSRM disavows beneficial interest in any of the Common Stock.

(17) Includes 29,100 outstanding shares of Common Stock.

(18) Includes 58,400 outstanding shares of Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General and Overview -

     All existing loans or similar advances to, and transactions with, officers and their affiliates were approved or ratified by the independent and disinterested directors. Any future material transactions with officers, directors and owners of 5% or more of the Company's outstanding Common Stock or any affiliate of any such person shall be on terms no less favorable to the Company than could be obtained from independent unaffiliated third parties and must be approved by a majority of the independent disinterested directors.

Transactions with the Company's President-

     At December 31, 1996 the Company owed certain affiliates of Willard H. Pease, Jr. $116,719 principal, plus $31,398 in accrued interest, for oil and gas revenue attributable to interests in wells operated by the Company that are owned by Mr. Pease and certain related entities. Of the principal amount, $2,877 was incurred in 1994, $4,603 was incurred in 1993, $20,992 was incurred in 1992, $85,518 was incurred in 1991 and $2,729 was incurred in 1990. The entire principal balance of $116,719 plus $33,163 in accrued interest was paid in full by the Company during 1997.

     At December 31, 1995 the Company owed $60,000 to Willard H. Pease, Jr., the Company's President and CEO. This loan was unsecured, accrued interest at 8% per annum and was originally due in January 1996. In March 1996 the Board of Directors agreed to change the terms of the note to allow the note to be convertible into the Company's common stock at $1.00 per share, the then current market price, in exchange for a one-year extension of the note. In December 1996 Mr. Pease elected to convert the note in its entirety, the note was canceled and Mr. Pease was issued 60,000 shares of the Company's restricted common stock.

     Until June 1993, Willard H. Pease, Jr. owned an oil well servicing business, Grand Junction Well Services, Inc. ("GJWS"), which operated a workover and completion rig. In June 1993, the Company acquired GJWS from Mr. Pease by merging GJWS into a newly-formed subsidiary of the Company. In the merger, the Company issued Mr. Pease 46,667 shares of Common Stock and the Company's 6% secured convertible promissory note in the principal amount of $175,000, for a total value of $350,000, which was the estimated fair market value of the GJWS assets and business. The note was originally payable in three annual principal installments of $45,000 on October 1, 1994, $65,000 on April 1, 1995 and $65,000
on April 1, 1996. The October 1, 1994 principal payment of $45,000 was paid on time and the remaining installments were extended. The entire principal balance of $130,000 plus accrued interest of $9,254 was paid in full by the Company during 1997.

Transactions with Beta Capital Group, Inc.-

     In March 1996 the Company entered into a three-year consulting agreement with Beta Capital Group, Inc. ("Beta"). Beta's president, Steve Antry, has been a director of the Company since August 1996. The consulting agreement with Beta provides for minimum monthly cash payments of $17,500 plus reimbursement for out-of-pocket expenses. The Company also agreed to pay Beta additional fees, as defined in the agreement, that are based on a percentage of the gross proceeds generated from any public financing, private financing or from any warrants that are exercised during the term of the agreement. The following is a summary of amounts paid by the Company to Beta, or its agents, during 1997 and 1996 under the terms of the agreement:

                                                               1997       1996
                                                             --------   --------
Monthly consulting fees ..................................   $210,000   $162,500
Reimbursement of out-of-pocket expenses ..................    167,236     94,700
Fees related to funds generated from private placements ..   320,933    163,000
Fees related to funds generated from warrant exercises ...    273,855      4,506
                                                             --------   --------
         Total ...........................................   $972,024   $424,706
                                                             ========   ========

     In addition to the cash compensation, in 1996 the Company granted Beta warrants to purchase 1.0 million shares of the Company's common stock for $.75 per share. For financial statement reporting purposes, these warrants were valued at $294,000. As allowed under the terms of the agreement, Beta subsequently assigned 400,000 of those warrants to other parties, including 100,000 to a Mr. Richard Houlihan, a former director of the Company and 206,700 to Mr. Stephen Fischer, a current director of the Company (Mr. Fischer is also a principal of Beta). In March 1997, the Company granted Beta warrants to purchase an additional 100,000 shares of the Company's common stock at $3.75 per share. For financial statement reporting purposes, these warrants were valued at $60,000. All the warrants granted Beta expire in April 2001.

Transactions with Other Directors-

     In May 1997 the Company entered into a one-year  consulting  agreement with
R. Thomas Fetters, Jr. Mr. Fetters also became a director of the Company in May 1997. The terms of the consulting agreement provide for monthly cash payments of $4,000 plus reimbursement for out-of-pocket expenses. Total amounts paid to Mr. Fetters in 1997 were $74,610. The consulting agreement also provides for certain cash incentives for acquisition and exploration projects initiated by Mr. Fetters during the term of the agreement (of which none were initiated during 1997 or through the date of this report). In addition to the cash compensation Mr. Fetters also received warrants to purchase 15,000 shares of the Company's common stock at $1.25 per share and warrants to purchase an additional 100,000 shares at $3.00 per share.

     In July 1997, the Company acquired a 0.1% overriding royalty interest in the East Bayou Sorrel Field from an entity that Homer Osborne, a director of the Company, was a principal. The interest was acquired for $50,000, consisting of $40,000 cash and 3,150 shares of common stock valued at $10,000. Mr. Osborne received all of the common shares and $7,000 cash in the transaction.

Transactions with Former Director and Officer-

     Effective January 1, 1998, Mr. J. N. Burkhalter resigned as the Company's V.P. of Engineering and Production in light of the Company's anticipated sale of the Rocky Mountain assets. In connection with this resignation, the Company entered into a Retirement, Severance and Termination of Employment Agreement with Mr. Burkhalter that provided for total severance of $138,050. The severance consisted of office equipment and one vehicle valued at $5,850 and a cash obligation of $132,200, which will be paid in monthly installments through August 2000.

                              INDEPENDENT AUDITORS

     Representatives of HEIN + ASSOCIATES LLP, the Company's principal accountants, are expected to be available at the Meeting either in person or using electronic or telephone conference facilities and will have an opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in the Company's proxy materials relating to the next annual meeting of stockholders must be received by the Company on or before January 1, 1999.

                             SOLICITATION OF PROXIES

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that if necessary to obtain a quorum, officers and regular employees of the Company may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for reasonable charges and expenses in this connection.

                                 OTHER BUSINESS

     The Company's Board of Directors does not know of any matters to be presented at the meeting other than the matters set forth herein. If any other business should come before the meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.



                                              PATRICK J. DUNCAN
                                              Corporate Secretary


Grand Junction, Colorado
April 28, 1998

                                  COMMON STOCK
                                      PROXY

                            PEASE OIL AND GAS COMPANY
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 13, 1998

The undersigned hereby constitute(s) and appoint(s) Willard H. Pease, Jr. and Patrick J. Duncan, and each of them the true and lawful attorneys and proxies ("Proxies") of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of Common Stock of Pease Oil and Gas Company (the "Company") at the Annual Meeting of Stockholders to be held at the Grand Junction Hilton in the Grand Ballroom, 743 Horizon Drive, Grand Junction, Colorado on Saturday, June 13, 1998, at 10:00 a.m., Mountain Daylight Time, and at any and all adjournments thereof, for the following purposes:

(1)      Election of Directors

[ ] FOR all Class A director nominees listed below (except as marked to the contrary below)
[ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

         JAMES C. RUANE                   STEPHEN L. FISCHER
         HOMER C. OSBORNE                 STEVE A. ANTRY

(2) In their discretion, the Proxies are authorized to vote upon such other business as may lawfully come before the meeting, hereby revoking any Proxies as to said shares heretofore given by the undersigned and ratifying and confirming all that said attorneys and proxies may lawfully do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). UNLESS OTHERWISE INSTRUCTED ABOVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS.

It is understood that this Proxy confers discretionary authority in respect of matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Stockholders to the undersigned.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

                              Dated and Signed:
                                                          , 1998
                              ----------------------------
                              ----------------------------------
                              ----------------------------------
                              Signature(s) of Stockholder(s)

                              Signature(s)   should   agree  with  the
                              name(s)  stenciled  hereon.   Executors,
                              administrators,  trustees, guardians and
                              attorneys   should  so   indicate   when
                              signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY TO AMERICAN SECURITIES TRANSFER & TRUST, INC., P.O. BOX 1596, DENVER, COLORADO 80201-9975. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.